EXHIBIT 16

DE LEON & COMPANY, P.A.
CERTIFIED PUBLIC ACCOUNTANTS

April 26, 2005


Securities and Exchange Commission
Washington, DC  20549


Dear Sirs:

We have read and agree with the comments in Item 4.01 of Form 8-K of Real Logic, Inc. dated April 21, 2005, insofar as the comments relate to our firm.

Sincerely,


De Leon & Company, P.A.